EXECUTION VERSION SPECIAL LIMITED AGENCY AGREEMENT THIS SPECIAL LIMITED AGENCY AGREEMENT (as amended, modified or restated from time to time, this “Agreement”) dated as of April 20, 2022 (the “Effective Date”), is made by and between (a) CUSTOMERS BANK, a Pennsylvania chartered bank (“Lender”), and (b) BM TECHNOLOGIES, INC., a Delaware corporation (“Originator”). RECITALS WHEREAS, Lender intends to make Loans (as defined below) to Borrowers (as defined below). WHEREAS, Originator markets and provides marketing services for consumer installment loans funded by Lender. WHEREAS, the parties desire to enter into this Agreement for the purpose of setting forth the terms and conditions which will govern the services that Originator and Lender provide to each other in connection with the Loans. NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Originator agree as follows: 1. Definitions. Except as may be explicitly stated otherwise herein, the following terms shall have the following meanings ascribed to them below: “Advertising Materials” means all materials and methods used by Originator in the performance of its marketing and promotion of the Loans, including, without limitation, brochures, letters, print advertisements, internet advertisements, television and radio communications and other advertising, promotional and similar materials. “Applicant” means an individual requesting or applying for a Loan under the Loan Program who was referred to Lender by Originator. “Borrower” means a qualified, natural individual referred by Originator who obtains a Loan from Lender, is borrower under the Loan Documents and plans to use the Loan proceeds primarily for personal, family or household purposes. “Complaint” means (a) a written or oral allegation by, or on behalf of, an individual, group of individuals, or another entity that a particular act or practice committed by Originator or Lender is incorrect, unfair, deceptive, abusive, or in violation of a state or federal regulation or statute with which Originator or Lender must comply; or (b) a written expression of dissatisfaction with any product or service provided by Originator or Lender under this Agreement or Loan Program. “Escalated Complaint” means a (i) complaint filed by, or forwarded from, any federal or state regulator; (ii) complaint filed with any government official – federal, state or local; (iii) written complaint with specific allegations of discriminatory practices; (iv) written complaint

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 2 CUSTOMERS BANK–BM TECHNOLOGIES, INC. with specific allegations of fraudulent practices, in each case, with respect to Loan origination and servicing; or (v) complaint alleging violations of consumer compliance laws or regulations. “GLBA” means the federal Gramm-Leach-Bliley Act and its implementing regulation, Regulation P. “Loans” means any extension of credit to Borrowers for personal, family or household purposes, with the assistance of Originator, offered under the Loan Program as of the Effective Date, including unsecured personal loans, unsecured student loan refinance loans and both secured and unsecured credit cards. For the purposes of clarity, the parties are not offering home improvement loans, loans secured by automobiles or loans secured residential real property under the Loan Program as of the Effective Date of this Agreement. “Loan Program” means the lending program of Lender for originating and consummating Loans pursuant to this Agreement. “Non-Public Personal Information” is defined as any information about an individual which can be used to distinguish or trace an individual’s identity, and any other information that is linked or linkable to an individual, which may include but is not limited to: name, address, telephone number, e-mail address, social security number, driver’s license number, state-issued identification card number, and/or an account number, credit or debit card number, in combination with any required security code, access code or password that would permit access to an individual’s financial account. “Originator Program” means Originator’s program for providing Origination Services to Borrowers. “Program” means collectively the Loan Program and Originator Program. “Program Materials” means all promissory notes, documents, agreements, instruments or other writings, including without limitation applications, disclosures and agreements required by the Rules, privacy policies, red flag rules and the like, but excluding Advertising Materials. Program Materials do not include any Originator specific regulatory disclosures, agreements or materials pursuant to statutes and regulations related to any state licenses or approvals obtained by Originator. “Regulatory Authority” means any local, state, or federal regulatory authority having valid jurisdiction or exercising regulatory or similar oversight with respect to Lender, Originator, or other Third Party Service Providers. “Rules” or “Applicable Law” means all local, state, and federal statutes, regulations, or ordinances applicable to the acts of Lender, Originator or a Third Party Service Provider as they relate to Originator Program and/or the Loan Program; any order, decision, injunction, or similar pronouncement of any court, tribunal, or arbitration panel issued with respect to Lender, Originator or a Third Party Service Provider in connection with this Agreement or the Program; and any regulations, policy statements, and any similar pronouncement of a Regulatory Authority applicable to the acts of Lender, Originator or a Third Party Service Provider as they relate to this Agreement or the Program.

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 3 CUSTOMERS BANK–BM TECHNOLOGIES, INC. “Third Party Service Provider” means any independent contractor directly or indirectly retained by Lender or Originator, who provides or renders services in connection with Originator Program or the Loan Program. Other terms defined herein have the meanings so given to them. Each reference in this Agreement to a definition is a reference to a definition contained in this Agreement, unless the context expressly provides otherwise. Whenever the context requires, references in this Agreement to the singular number shall include the plural, and the plural number shall include the singular. Words denoting gender shall include the masculine, feminine and neutral. 2. General Description of the Loan Program and Originator Program. a. Independence of Originator and Lender. Originator and Lender intend to comply with any applicable Rules and to operate independently of each other in their respective capacities as an Originator in the case of Originator and independent, third party lender in the case of Lender. Originator and Lender contemplate that Originator will provide loan Origination Services related to the Loans. b. Loan Program. The parties agree that the Loan Program shall consist of the origination and funding of Loans to Borrowers in accordance with the Rules. The parties agree that Lender shall have sole responsibility for establishing credit and underwriting criteria for the Loans, making the decisions as to whether or not to make Loans to an Applicant, funding the Loans, and, subject to the timely performance of Originator’s obligations hereunder, managing the Loan Program in accordance with the express obligations under this Agreement. Except as expressly provided herein, (i) nothing herein shall be deemed to commit Lender to originate or fund any particular level or number of Loans, and (ii) Lender makes no representation, warranty or covenant as to the amount of funding it will be able to provide for the Loans. Except as expressly provided with respect to the rights and interest of Originator in this Agreement, Lender or its assigns shall be the sole owner of all Loans made pursuant to this Agreement and Originator shall have no right, title or interest in such Loans. c. Originator Program. The parties agree that Originator’s responsibility under the Program shall be to act as an Originator on behalf of Lender in accordance with the Rules. Originator shall ensure that the services Originator provides to each Borrower comply with all Applicable Laws, including federal and state statutes and regulations related to required disclosures (each an “Originator Disclosure Statement”) and related to restrictions on marketing activities, if any. Lender will be responsible for establishing the minimum documentation and loan disclosure requirements that the Originator will follow with respect to the Loan Program, which may change from time to time. For the avoidance of doubt, Originator will be responsible for (i) properly delivering all consumer-facing Loan Program documentation and disclosures provided to it by Lender to each Applicant or Borrower and (ii) ensuring that any digital or other reference to the Loan Program, link, marketing or other materials promoting the Loan Program are (y) submitted by Originator to Lender for its review and preapproval prior to any publication, use, or display and (z) in compliance with Applicable Law. Lender will provide guidance/advice for establishing Originator Program. Nothing herein shall be deemed to commit Originator to provide a particular level or number of loan Origination Services to Applicants for Loans, and Originator makes no representation, warranty or covenant as to the number of Loan applications Originator

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 4 CUSTOMERS BANK–BM TECHNOLOGIES, INC. will submit to Lender on behalf of Applicants. Unless otherwise required by the Rules, nothing herein shall be deemed to require Originator to provide services to any prospective Borrower. Originator agrees and understands that Lender, in its sole discretion, in compliance with all laws and regulations, has the ability to approve or disapprove any Applicant referred by Originator. d. Commencement Date. The parties shall endeavor to begin the Program and making Loans hereunder as of the Effective Date or such other date as mutually agreed upon by the parties. e. Additional Products; Program Changes; Additional Expenses. If the parties desire to add additional consumer loan products within the scope of this Agreement, the terms under which such products shall be deemed “Loans” subject to this Agreement will be set forth in a mutually-agreeable amendment to this Agreement executed by authorized representatives of the parties hereto. Lender shall have the authority to pass on to Originator the agreed upon increased costs caused by any changes to the Loan Program. 3. Duties and Responsibilities of Lender. Lender shall perform and discharge the following duties and responsibilities: a. Develop (and from time to time as it determines appropriate, modify) and deliver to Originator and a Third-Party Service Provider if applicable, credit and underwriting criteria determined by Lender, in Lender’s sole discretion, to be appropriate, reasonable and prudent for the Loan Program and the Loans. b. Make a determination, in Lender’s sole discretion, as to whether or not to extend a Loan to each Applicant which determination shall be made on a case by case basis, pursuant to scoring systems or other criteria or models, established by Lender. c. Extend credit in the form of Loans to Applicants it deems eligible to be Borrowers and fund the Loans in amounts as it determines appropriate to extend credit thereto. d. Disburse or cause the disbursement of the proceeds of Loans to Borrowers. e. Manage the Loan Program in accordance with Lender’s express obligations under this Agreement and manage the portfolio of Loans. f. Generate or cause the generation of adverse action notices and other communications that may be required under the Rules for Applicants who apply for but are denied a Loan. g. Remit a fee to Originator on a monthly basis in an amount equal to aggregate, as the case may be, of: (i) THREE PERCENT (3%) of the principal amount of each personal loan funded by Lender over a calendar month; (ii) ONE PERCENT (1%) of the principal amount of each student loan refinance funded by Lender over a calendar month; and (iii) TWENTY-FIVE AND NO/100 DOLLARS ($25) on each credit card account opened by Lender over a calendar month (collectively, “Monthly Fee”). Lender shall discount the combined amount of the Monthly Fee by the amount of any Monthly Fee previously earned by Originator in connection with a Loan where Borrower either remitted payment in full, refinanced or defaulted

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 5 CUSTOMERS BANK–BM TECHNOLOGIES, INC. within ONE HUNDRED AND TWENTY (120) days from the date of Loan funding. Originator agrees that Originator is entitled to a Monthly Fee only when: (i) Originator locates a Borrower desiring a Loan; (ii) Originator refers Borrower to Lender; (iii) Lender funds Borrower’s Loan (or, if the Loan is a credit card account, Lender opens a credit card account for a Borrower); (iv) Borrower keeps Borrower’s Loan open and fails to default within ONE HUNDRED AND TWENTY (120) days from the date of Loan funding; and (v) Borrower conducts a transaction, including transfer, in first ONE HUNDRED AND TWENTY (120) days from the account opening date for each Loan that is a credit card account. Within ninety (90) days after the Effective Date of this Agreement, the parties hereto agree to engage in a good faith negotiation session regarding potential adjustments to the Monthly Fee set forth in this Section with respect to credit card accounts, including the conditions for payment and retention of such fee and any revenue sharing; provided that prior to any such negotiation Originator shall deliver to Lender a detailed plan setting forth Originator’s marketing plan, compliance plan, and anticipated referral volumes with respect to such credit card accounts. Any fee adjustments agreed upon in such negotiation will be documented in a mutually-executed amendment to this Agreement. 4. Duties and Responsibilities of Originator. Originator shall perform and discharge the following duties and responsibilities: a. Develop (and from time to time as it determines appropriate, modify) its criteria for providing Originator’s services in Originator’s sole discretion to be appropriate, reasonable and prudent for Originator Program. b. Maintain all licenses and bonds required under applicable Rules during the term of this Agreement. c. Make a determination, in Originator’s sole discretion, as to whether or not to offer Origination Services to any particular Applicant. Lender, in its sole discretion, has ability to approve or reject any Applicant failing to meet Lender’s underwriting criteria and standards. d. Do and perform all other activities assigned to or expected of it as set forth herein. e. Report Escalated Complaints to the Lender within TWO (2) business days of Originator being notified of such Escalated Complaint. If Lender is named in the Escalated Complaint, Originator shall notify Lender same day after receiving such Escalated Complaint. f. Establish and maintain an effective procedure whereby Originator’s (i) contact or customer service center agents; (ii) employees; and (iii) independent contractors or other agents, do timely transfer, if necessary, any Complaint or other Applicant or Borrower contact concerning a Loan or Loan application to Originator’s applicable department or Third Party Service Provider; provided that Originator will appropriately respond to any Complaint or Escalated Complaint that reasonably requires a response from Originator (each an “Originator Focused Complaint”). g. Establish and maintain an effective procedure to ensure that each and every Complaint is either: (1) transferred to Originator’s appropriate department or Third Party Service Provider in accordance with subsection (f) above; or (2) for Originated Focused Complaints,

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 6 CUSTOMERS BANK–BM TECHNOLOGIES, INC. tracked and responded to appropriately by Originator in accordance with Exhibit “A” attached hereto. h. Establish and maintain effective information security standards in accordance with Exhibit “B” attached hereto. i. Obtain Lender’s approval to offer any loans not offered under the Loan Program as of the Effective Date of this Agreement. j. Obtain Lender’s prior approval to partner with any Third Party Service Provider desiring to provide referral related services in connection with the Loan Program in accordance with Lender’s vendor management review and approval process. Review the Monthly Fee with Lender periodically. Such a review must occur no more frequently than every SIX (6) months from the Effective Date of this Agreement and must occur. k. Remit timely payment to Lender for any cost increases associated with offering Loans not currently offered under the Loan Program when requested by Lender. l. Review and negotiate with Lender any changes to the Loan Program with Lender and, if the parties so mutually decide, prepare a separate statement of work for the implementation of such changes. 5. Appointment of Originator as Special Limited Agent. Lender hereby appoints Originator as its special limited agent to perform certain administrative functions in connection with this Agreement under the Program on behalf of Lender. Originator hereby accepts the appointment as Lender’s special limited agent and agrees to perform and discharge the following duties and responsibilities (“Origination Services”) at its own cost and expense. a. Market and promote the Program and the Loans and solicit potential Applicants in the manner set forth herein. b. Refer Applicants to Lender for Lender’s approval. c. Direct Borrowers to make Loan Payments to Lender. Any Loan payments delivered to Originator by Borrowers shall belong to Lender. Any such funds so received shall be forwarded to Lender or will be deposited in a bank account owned, designated and controlled by Lender. d. Comply with all registration, licensing, bonding, disclosure, customer contracts/agreements and other requirements arising pursuant to applicable federal and state statutes and any regulations promulgated thereunder, and with the Rules including federal laws and regulations applicable to Originator’s loan brokerage activities with respect to the Loans, to the extent that any such Rules including federal statutes or regulations are applicable to Originator’s loan brokerage activities. e. Maintain and retain electronic copies of all Program Materials. 6. Defaulted Loans. A Loan shall default upon the occurrence of any of the

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 7 CUSTOMERS BANK–BM TECHNOLOGIES, INC. following: (a) Borrower fails to make payments when due, (b) Borrower makes any statement or representation in connection with obtaining a Loan which is materially false or misleading when made, or (c) Borrower fails to keep any promise or agreement it made to Lender in any promissory note or other document evidencing or relating to a Loan. Originator agrees to repay an amount equal to any Monthly Fee previously earned for each defaulted Loan. Originator expressly agrees that Lender may deduct the amount of the Monthly Fee for each defaulted Loan as referred in Section 3(g). 7. Settlement. Subject to the terms and conditions of this Agreement, the parties agree to settle all amounts due from one party to the other pursuant to this Agreement on a monthly basis (the date of any such settlement, being the “Transaction Date”). Lender shall prepare (a) a report documenting the relevant information, in its sole and reasonable discretion, necessary for such settlement, and (b) an invoice based upon such report (both, collectively, the “Invoice Documents”) and shall deliver to Originator such Invoice Documents along with payment within TEN (10) business days of the end of each month. Originator shall have TEN (10) business days in which to review the Invoice Documents (the “Review Period”) and shall raise any concerns or objections to such Invoice Documents within the Review Period. Failure to raise any further concerns or objections within a reasonable amount of business days after the Review Period expires shall constitute a permanent waiver of such concerns or objections. Lender and Originator shall cooperate in good faith to resolve any concerns or objections to the Review Documents, and Lender shall provide a revised copy of such Review Documents, if necessary, after resolution of any of Originator’s concerns or objections (the “Revised Invoice Documents”). Unless otherwise provided herein or as Lender in its sole discretion may provide, any payment due under this Agreement shall be made by an automated clearing house transfer with next day settlement on the business day immediately succeeding the Transaction Date. Within TWENTY (20) days after the end of each calendar quarter, Lender shall prepare a recap and reconciliation of all of the settlements made during that month, and if the reconciliation is agreed upon and reveals that one party owes the other an amount necessary to correct an inaccuracy in the previous settlement process, that amount shall be paid within TWO (2) business days. The settlement obligations of the parties under this Agreement shall survive the termination of this Agreement and will remain in effect for ONE HUNDRED AND TWENTY (120) days from the date of the last Loan funding or any party owes any amount to the other party under this Section 7. Pursuant to the requirements of this Agreement, Originator shall cooperate with Lender to capture and record all relevant data concerning any Loan transaction and shall provide any reasonably requested information as may be necessary to effect settlement hereunder, permit Lender to timely prepare the Invoice Documents, facilitate the review and analysis of all Loan activity, and permit Lender to reflect such Loan transactions on its books and records. 8. Program Materials; Advertising Materials. a. Program Materials. Lender shall be responsible for preparing and providing Program Materials in accordance with the Rules. Originator shall be entitled to review and approve such Program Materials in the manner described below. However, any review of the Program Material by Originator will not constitute a guarantee or warranty to Lender of the compliance of Program Materials to the Rules. Each party agrees that it will not use any Program Materials unless such Program Materials have been approved in advance by the other party hereto (which approval

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 8 CUSTOMERS BANK–BM TECHNOLOGIES, INC. shall not be unreasonably withheld or delayed). b. Advertising Materials. Originator shall be responsible for the development and compliance with Applicable Law of proposed Advertising Materials concerning advertising and marketing of Loans and solicitation of potential Borrowers. The form and content of all Advertising Materials shall be subject to the prior review and approval of Lender in the manner described herein. All Advertising Materials shall denote Lender as the lender on the Loan. The nature of the Advertising Materials, the scope of their dissemination, and the total expenditures to be made on Advertising Materials for Originator Program and the Program shall be determined by Originator in its reasonable discretion, and Originator shall pay all expenses concerning the production, use, and dissemination of Advertising Materials. c. Notwithstanding anything herein to the contrary, each party agrees that it will respond in writing to any request from the other party for an approval of any Advertising Materials or Program Materials within SEVEN (7) business days following such other party’s receipt of such materials and any such materials shall be deemed approved by such other party upon the earlier to occur of (a) the actual approval of such materials, or (b) upon the expiration of the above-described SEVEN (7) business day period if the party whose approval is being sought fails to timely approve or disapprove such materials within such SEVEN (7) business day period. If a party disapproves any proposed Program Materials or Advertising Materials within the required time frame, such party will detail its reasons for such disapproval in such party’s written disapproval notice to the other party. A party hereto may at any time retract or modify any approval previously given by it with respect to any Program Materials or Advertising Materials if such action is necessary in order to remain in compliance with the Rules. Originator shall ensure that all Advertising Materials shall comply with all applicable Rules. Notwithstanding anything herein to the contrary, each party hereto acknowledges and agrees that any review and/or approval provided by the other party hereto of Advertising Materials is not and shall not be deemed a warranty from the reviewing/approving party that such materials comply with the applicable Rules and the reviewing/approving party shall have no liability to the submitting party for any failure of such materials to comply with the applicable Rules. Each of Lender and Originator acknowledges that approved Program Materials and/or Advertising Materials may contain trade names, trademarks, or service marks of Originator and Lender, and Lender or Originator, as the case may be, use of any such names or marks shall be governed by License Agreement executed by the parties on May 4, 2021. The parties shall use Program Materials and Advertising Materials only for the purpose of implementing the provisions of this Agreement and shall not use Program Materials or Advertising Materials in any manner that would violate the Rules. If Lender requests that Originator provide marketing services to, for example and not by way of limitation, increase the volume of Loans provided under the Loan Program, such marketing services shall be the subject of a separate, written statement of work that shall not be effective until executed by a duly authorized representative of each party hereto. Upon FIVE (5) business days prior written notice to Originator, Lender shall have the right to audit Originator’s creation, dissemination, and use of the Advertising Materials. Originator shall reasonably cooperate with Lender’s reasonable requests in connection therewith. 9. Loan Terms and Charges; Originator Terms and Fees. All underwriting criteria, Loan terms and all interest, fees, and other charges associated with the Loans, shall be established by Lender in its sole discretion. Notwithstanding the foregoing, however, Lender shall

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 9 CUSTOMERS BANK–BM TECHNOLOGIES, INC. have the right to modify any underwriting criteria, Loan terms, interest rates, fees (excluding Monthly Fee), or other charges, from time to time, at its discretion (the “Changed Terms”). Unless otherwise required by applicable Rules, Lender shall provide Originator with not less than TEN (10) business days prior written notice of the Changed Terms, along with appropriate compliant language and disclosures related to Loan funding. Originator shall use best efforts to comply with shorter periods of prior written notice of the Changed Terms from Lender in the case of emergencies. In the event that either party hereto becomes aware that any aspect of the Loan Program or Originator Program, including but not limited to, underwriting criteria, Loan terms, interest, fees or other charges associated with any Loan, any term or condition of any Originator Disclosure Statement or Originator Contract or the amount of any Originator Fee, or any activity of Lender or Originator is not in compliance with the Rules, the party becoming aware of the same shall notify the other party of such non-compliance and each party hereto agrees to cooperate in good faith with each other, and to diligently take commercially reasonable steps, as may be necessary in order to promptly correct and cure any such noncompliance. 10. Third Party Service Providers. Originator must provide within a reasonable timeframe, written notice to Lender of termination of any Third Party Service Provider providing referral related services in connection with the Loan Program. Prior to engaging a proposed Third Party Service Provider to provide referral-related services in connection with the Loan Program, Originator shall obtain a written commitment from such Third Party Service Provider (i) to comply with the terms of this Agreement that are applicable to such provider’s scope of engagement (including any associated confidentiality and nondisclosure agreements), (ii) to submit to audits and inspections by either party hereto, and (iii) to indemnify the parties hereto upon such terms and conditions as the parties hereto may reasonably require. Originator shall be solely responsible for the selection, engagement, supervision, payment and any other debt obligation to any Third Party Service Providers retained by Originator. Unless otherwise expressly agreed to in writing, neither Lender, nor Originator, may bind or otherwise obligate the other in any agreement with a Third Party Service Provider. For purposes of this Agreement, any reference to a Third Party Service Provider excludes Originator or any of its affiliates. 11. Originator’s Representations, Warranties and Covenants. Originator makes the following warranties, representations and covenants, and which warranties and representations shall be true and correct as of the date hereof and thereafter until all of the obligations of Originator under this Agreement shall have been satisfied in full to Lender, all of which shall survive the execution and termination of this Agreement for any reason: a. This Agreement is valid, binding and enforceable against Originator in accordance with its terms, and Originator has received all necessary organization approvals to enter into this Agreement and to perform its obligations hereunder. b. Originator is a Delaware corporation. Originator is duly formed, validly existing, and in good standing under the laws of the State of Delaware and is authorized, registered, and licensed to do business in each state in which the nature of its activities makes such authorization, registration, or licensing necessary or required. Originator is registered as required and will remain so registered throughout the term of this Agreement. c. Originator has the full organizational power and authority to execute and

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 10 CUSTOMERS BANK–BM TECHNOLOGIES, INC. deliver this Agreement and perform all of its obligations hereunder. d. The provisions of this Agreement and the performance of each of Originator’s obligations hereunder do not conflict with Originator’s articles of organization, by- laws, or any agreement, contract, lease, or obligation to which Originator is a party or by which Originator is bound. e. The governing authority of Originator has approved the terms and conditions of this Agreement and has determined that entering into this Agreement is in the best interests of Originator. f. This Agreement, Originator’s participation in the Loan Program and Originator’s operation of the Originator Program in accordance with this Agreement will not violate any Rules. g. Originator shall implement, and shall take measures to maintain, reasonable and appropriate administrative, technical, and physical security safeguards to (1) ensure the security and confidentiality of Non-Public Personal Information, under its control, relating to any Applicant or Borrower; (2) protect against anticipated threats or hazards to the security or integrity of non-public personal information; and (3) protect against unauthorized access or use of Non- Public Personal Information that could result in substantial harm or inconvenience to any Applicant or Borrower. h. Neither Originator nor any principal thereof has been or is the subject of any of the following that has not been disclosed to and acknowledged by Lender: i. Criminal conviction (other than misdemeanor traffic offenses); ii. IRS lien; iii. Enforcement agreement, memorandum of understanding, cease and desist order, administrative penalty, or similar agreement concerning lending matters; iv. Administrative or enforcement proceeding or material investigation commenced by the Securities and Exchange Commission, state securities regulatory authority, Federal Trade Commission, or any other state or federal Regulatory Authority (excluding routine examinations conducted by a Regulatory Authority and excluding communications received in the ordinary course of business from any Regulatory Authority such as communications concerning consumer complaints or communications related to immaterial issues); or v. Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practices or illegal activity on the part of Originator or any principal thereof. For purposes of this Section 11.g., the word “principal” of Originator shall include (i) any executive officer of Originator, and (ii) any other person having the power or authority to materially control Originator’s business.

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 11 CUSTOMERS BANK–BM TECHNOLOGIES, INC. i. Originator shall at all times comply with, and shall furnish Lender upon request a quarterly compliance certificate affirming its current compliance and earlier compliance during the previous quarter with, each of the following covenants: i. Originator will be duly licensed where needed prior to performing Originator Services (Originator has not brokered or originated any loans under the “tribal model” and/or any “offshore model”); ii. Originator is now and was at all relevant times and in all material respects in compliance with the Loan Program, and all applicable Rules; iii. At all relevant times, all advertising and promotional materials for the Loans (1) have and continue to prominently identified Lender as maker of the Loans, (2) have been and continue to be accurate, (3) have not been and are not now misleading, (4) have and continue to be in compliance with all applicable Rules, and (5) have been and continue to be submitted to Lender for prior approval; iv. Originator has not knowingly engaged and is not now knowingly engaged in any discriminatory practice in violation of the Rules, including without limitation any discriminatory practice for the purpose of discouraging any Applicant in any aspect of the credit process or any purpose prohibited by the Rules or any Applicable Law; v. Originator has been and will remain in compliance all respects with GLBA, Federal Trade Commission enforcement actions enforcing federal consumer privacy requirements, other applicable federal and state privacy Rules, and this Agreement, as it pertains to Applicant and Borrower Information; vi. Originator has not violated will not violate any term of this Agreement pertaining to the use and/or protection of Lender’s Confidential Business Information; vii. Originator shall provide (in reasonable detail) the calculations and supporting documentation as Lender may require to demonstrate compliance with the financial covenants referred to in Section 21 of this Agreement; viii. Originator has and will continue to timely furnish all information required herein, which information has and will be in all material respects, truthful, accurate and complete. ix. Originator shall permit Lender to participate in any periodic conference call regularly available to market analysts or investors. x. Originator shall comply with all applicable federal, state and local statutes, regulations and ordinances in its performance of this Agreement, the performance of the Origination Services, and its operation of the Program. xi. Originator shall implement, and shall take measures to maintain, reasonable and appropriate administrative, technical, and physical security safeguards to (1) insure the security and confidentiality of Non-Public Personal Information relating to any consumer; (2)

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 12 CUSTOMERS BANK–BM TECHNOLOGIES, INC. protect against anticipated threats or hazards to the security or integrity of Non-Public Personal Information; and (3) protect against unauthorized access or use of Non-Public Personal Information that could result in substantial harm or inconvenience to any consumer. Any failure or inability to timely or truthfully issue such compliance certificate shall be a default under this Agreement and shall give rise to Lender’s rights and remedies under Section 16. 12. Lender’s Representations and Warranties. Lender makes the following warranties and representations to Originator, all of which shall survive the execution and termination of this Agreement for any reason: a. This Agreement is valid, binding and enforceable against Lender in accordance with its terms, and Lender has received all necessary approvals to enter into this Agreement and to perform its obligations hereunder. b. Lender is a Pennsylvania chartered bank duly formed, validly existing, and in good standing under the laws of the State of Pennsylvania and is authorized and registered to do business in the State of Pennsylvania and in each state in which the Loans are being offered and in each state in which the nature of its activities makes such authorization, registration, or licensing necessary or required. c. Lender has the full organizational power and authority to execute and deliver this Agreement and perform all of its obligations hereunder. d. The provisions of this Agreement and the performance of each of Lender’s obligations hereunder do not conflict with Lender’s organizational documents or any agreement, contract, lease, or obligation to which Lender is a party or by which Lender is bound. e. Lender has been and will remain in compliance all respects with GLBA, Federal Trade Commission enforcement actions enforcing federal consumer privacy requirements, other applicable federal and state privacy Rules, and this Agreement, as it pertains to Applicant and Borrower Information; f. This Agreement, Lender’s participation in the Originator Program and Lender’s operation of the Loan Program in accordance with this Agreement will not violate any Rules. g. Lender shall implement, and shall take measures to maintain, reasonable and appropriate administrative, technical, and physical security safeguards to (1) ensure the security and confidentiality of Non-Public Personal Information relating to any Applicant or Borrower; (2) protect against anticipated threats or hazards to the security or integrity of non- public personal information; and (3) protect against unauthorized access or use of Non-Public Personal Information that could result in substantial harm or inconvenience to any Applicant or Borrower. h. Neither Lender nor any principal thereof has been or is the subject of any of the following:

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 13 CUSTOMERS BANK–BM TECHNOLOGIES, INC. i. Criminal conviction (other than misdemeanor traffic offenses); ii. IRS lien; iii. Enforcement agreement, memorandum of understanding, cease and desist order, administrative penalty, or similar agreement, each as may concern lending matters; iv. Administrative or enforcement proceeding or investigation commenced by the Securities and Exchange Commission, state securities regulatory authority, Federal Trade Commission, or any other state or federal Regulatory Authority (excluding routine examinations conducted by a Regulatory Authority and excluding communications received in the ordinary course of business from any Regulatory Authority such as communications concerning consumer complaints or communications related to immaterial issues); or v. Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practices or illegal activity on the part of Lender or any principal thereof. For purposes of this Section 12.e., the word “principal” of Lender shall include (i) any executive officer of Lender, and (ii) any other person having the power or authority to materially control Lender’s business. 13. Ownership of Borrower Information. Each party shall take all steps necessary and appropriate to maintain the confidentiality of any Applicant and Borrower names, addresses, and telephone numbers and all account and other information, including payment information, regarding Borrowers and Applicants who have been declined, and all records, data, and information pertaining to the foregoing (collectively, “Borrower Information”). Lender shall own all Borrower Information, provided by Borrower as part of the Loan application process or verified by Lender as part of the Loan application process. Originator shall own or co-own all Borrower Information obtained through the Originator Program. The rights of the Lender under this Section 13 shall survive the termination of this Agreement for a period of TWENTY-FIVE (25) months. 14. Term. The term of this Agreement shall be for a period commencing as of the Effective Date and expiring on December 31, 2022; provided, however, that either party may terminate this Agreement prior to the expiration of its term pursuant to the provisions of this Section 14 and Section 15 below. This Agreement shall be renewed automatically for successive ONE (1) year terms unless the party not wishing to renew provides the other party with at least SIXTY (60) days advance written notice of non-renewal. Each party hereto shall have the right to terminate this Agreement immediately upon written notice to the other party hereto, if (a) the terminating party determines in its reasonable discretion that the activities of the parties under this Agreement, the Loan Program or Originator Program are illegal under, prohibited by or not permitted under any of the Rules; (b) any Regulatory Authority having jurisdiction over the Program, Originator or Lender requires the terminating party to terminate this Agreement; (c) the terminating party determines in its reasonable discretion that continued operation of the Loan Program or Originator Program may materially adversely affect the ongoing operations of the terminating party or those of the terminating party’s affiliates; and in the event of a termination of this Agreement pursuant to this clause (c), the terminating party shall provide the other party with

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 14 CUSTOMERS BANK–BM TECHNOLOGIES, INC. a written explanation of the basis for such termination, or (d) the terminating party determines in its reasonable discretion that continued operation of the Loan Program or Originator Program may materially adversely affect the relationship between the terminating party or any of its affiliates and any Regulatory Authority having jurisdiction over any of them. Notwithstanding any termination of this Agreement, each party’s respective obligations and covenants hereunder with respect to outstanding Loans shall remain in effect for so long as such Loans remain outstanding. 15. Termination Upon Default. a. Either party hereto shall have the right to terminate this Agreement upon occurrence of one or more of the following events: i. failure by the other party to observe or perform that party’s obligations to the other hereunder or to comply with any provision of this Agreement, so long as the failure or nonperformance is not due to the actions of the terminating party; and ii. in the event any material representation, warranty, statement or certificate furnished to either party by the other in connection with this Agreement, or any separate material statement or document delivered by either party hereto to the other party, is materially false, misleading, or inaccurate as of the date made or delivered. b. The Agreement may be terminated pursuant to Section 15.a.i. hereof only if the default continues for a period of THIRTY (30) days after the defaulting party receives written notice from the other party specifying the default in the case of a non-monetary default, or TEN (10) days after the default in the case of a failure to pay any amount when due hereunder. c. In addition to any other right to terminate this Agreement, a party may terminate this Agreement if the other party hereto is the subject of any of the following or if any of the following occurs with respect to such other party: insolvency, inability to pay its debts as they become due, the filing of a voluntary bankruptcy petition, the filing of an involuntary bankruptcy petition which is not dismissed within THIRTY (30) days after filing thereof, dissolution or termination of its existence as a going concern, or the appointment of a receiver for any part of its property. d. To preserve the goodwill of each Party with its customers, the Parties shall act in good faith and cooperate in order to ensure a smooth and orderly termination of their relationship and the termination of the Loan origination and marketing program contemplated hereunder. Upon the termination or expiration of this Agreement, all rights and benefits herein granted to Originator (but none of the obligations of Originator hereunder) shall revert to Lender, and Originator shall immediately cease using Lender’s Loan Program. Each party shall immediately cease using the Advertising Material, Program Material and any other properties, logos, marks or materials of or belonging to the other party. For the avoidance of doubt, both Lender and Originator may advertise its respective financial services products to Applicants or Borrowers after TWELVE (12) months after termination of this agreement. 16. Indemnification.

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 15 CUSTOMERS BANK–BM TECHNOLOGIES, INC. a. Originator’s Indemnification Obligations. i. Except to the extent of Damages (as defined in Section 16.d.) expressly excluded under this Agreement, Originator hereby agrees to defend, indemnify and hold harmless, Lender and its affiliates, and their respective directors, officers, employees, shareholders, members, lenders, partners, attorneys and agents (herein, the “Lender Indemnified Parties”), from and against any and all Damages suffered or incurred by the Lender Indemnified Parties (or any of them) relating to, accruing or arising or alleged to have accrued or arisen in whole or in part out of or in consequence of any and all of the following: (i) any actual or alleged injury (physical or otherwise) to any actual or prospective consumer, Applicant or Borrower, to any actual or prospective customer of Originator, or to any employee of Lender Indemnified Parties actually or allegedly caused in whole or in part by Originator or any Originator Indemnified Party (as defined in Section 16.b.i.); (ii) any act or omission (whether one or more) of Originator or any Originator Indemnified Parties, their employees, agents or representatives related to this Agreement, Originator Program or the Loan Program; (iii) any act or omission (whether one or more) of any Third Party Service Provider retained by Originator in connection with this Agreement, Originator Program or the Loan Program; (iv) the inaccuracy of any warranty or representation made by Originator or any Third Party Service Provider retained by Originator in connection with this Agreement, Originator Program or the Loan Program; (v) the breach of any obligation owed by any Third Party Service Provider retained by Originator in connection with this Agreement, Originator Program or the Loan Program; (vi) any breach by Originator (or its employees, agents or representatives) of its obligations under or related to this Agreement, Originator Program or the Loan Program; (vii) any other claim, allegation or investigation asserted by or on behalf of a consumer, a prospective consumer or a Regulatory Authority with respect to the Loans or the activities, practices, and/or procedures of the parties actually or allegedly caused in whole or in part by Originator or any Originator Indemnified Party (as defined in Section 16.b.i.); (viii) any examination or audit of Originator conducted by a Regulatory Authority as provided in Section 20, resulting in a finding or issue that is not the result of Lender’s actions; (ix) any burglary, robbery, fraud or theft at any of Originator’s locations or on any of Originator’s premises; or (x) any marketing or administration of the Loans by Originator or any Third Party Service Provider retained by Originator. ii. The obligations of Originator to defend, indemnify and hold harmless Lender and the Lender Indemnified Parties under this Section 16.a. shall not extend to Damages suffered by any of them directly or indirectly related to, resulting from or arising out of any of the following: (i) burglary, robbery, fraud or theft from or at any premises of the Lender, (ii) the marketing or administration of the Loans by any person other than Originator, its employees or any Third Party Service Provider engaged by it; (iii) Lender’s alleged or actual violation of federal or state securities laws or laws pertaining to the formation, organization and operation of entities; (iv) claims brought by the employees or shareholders of any Lender Indemnified Party; (v) a decline in the value of the ownership interests of Lender, its partners and affiliates; (vi) adverse publicity or customer relations problems encountered or suffered by any Lender Indemnified Party unrelated to the acts of Originator or Originator Indemnified Parties, the Loan Program or Originator Program; (vii) the loss of non-Loan related business, or profits related thereto; (viii) non-monetary sanctions imposed against Lender by any court or Regulatory Authority unless such sanctions were caused by the actions of Originator or any Third Party Service Provider retained by Originator; (ix) lost management time related to attending hearings

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 16 CUSTOMERS BANK–BM TECHNOLOGIES, INC. and meetings with respect to matters which are the subject of indemnification under this Section 16.a.; (x) any Lender Breach (hereinafter defined); or (xi) the negligence, fraud or willful misconduct of Lender. The term “Lender Breach” shall mean the breach by Lender of any of its obligations expressly set forth herein. iii. Originator’s indemnification obligations under this Section 16.a. shall include the payment of all costs of defense, if any, including without limitation, all reasonable and necessary attorney’s fees, court costs, accounting fees, class action costs and expert fees, subject to Originator’s reimbursement rights under Section 16.c. Except as otherwise provided in this Section 16, the obligations of Originator to defend, indemnify and/or hold the Lender Indemnified Parties harmless under this Section 16 shall extend without limitation to the payment of all costs of defense for the actual or alleged omissions, negligence, gross negligence, and intentional acts of Lender, including Lender’s sole or concurrent negligence. It is contemplated that Originator’s defense obligations under this Section 16.a. might be, but shall not necessarily be, broader than its indemnification obligations hereunder. b. Lender’s Indemnification Obligations. i. Except to the extent of Damages expressly excluded under this Agreement or Damages for which Originator otherwise is obligated to defend, indemnify and/or hold harmless the Lender Indemnified Parties as set forth above, Lender hereby agrees to defend, indemnify and hold harmless, Originator and its affiliates, and their respective directors, officers, employees, shareholders, members, lenders, partners, attorneys and agents (herein, the “Originator Indemnified Parties”), from and against any and all Damages suffered or incurred by Originator Indemnified Parties (or any of them) relating to, accruing or arising or alleged to have accrued or arisen in whole or in part out of or in consequence of any and all of the following: (i) any actual or alleged injury (physical or otherwise) to any actual or prospective customer, Applicant or Borrower, to any actual or prospective customer of Originator, or to any employee of Originator Indemnified Parties actually or allegedly caused in whole or in part by Lender or any Lender Indemnified Party (ii) any Lender breach or the inaccuracy of any warranty or representation of Lender set forth in this Agreement; (iii) any act or omission of Lender or any Lender Indemnified Parties, its employees, agents or representatives; (iv) any act or omission (whether one or more) of any Third Party Service Provider retained by Lender; (v) the inaccuracy of any warranty or representation made by Lender or any Third Party Service Provider retained by Lender; (vi) the breach of any obligation owed to Originator by Lender (or its employees, agents or representatives) or by any Third Party Service Provider retained by Lender; (vii) any other claim, allegation or investigation asserted by or on behalf of a Consumer, a prospective Consumer or a Regulatory Authority with respect to the Loans or the activities, practices, and/or procedures of the parties actually or allegedly caused in whole or in part by Lender or any Lender Indemnified Party; (viii) any examination or audit of Lender conducted by a Regulatory Authority as provided in Section 20, resulting in a finding or issue that is not the result of Originator’s actions; and (ix) any burglary, robbery, fraud or theft of Lender’s locations (physical or digital) or any of its affiliates (or any of their respective employees); or (x) any administration of the Loans or Loan Program by Lender or its Third Parties. ii. Nothing herein shall be construed to require Lender to indemnify, defend or hold harmless Originator Indemnified Parties (or any of them) for Damages suffered by

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 17 CUSTOMERS BANK–BM TECHNOLOGIES, INC. any of them directly or indirectly related to, resulting from or arising out of any of the following: (i) any breach by Originator of its representations, warranties, covenants or obligations under this Agreement; (ii) the breach of any obligation of a Third Party Service Provider retained by Originator; (iii) the gross negligence or willful misconduct of Originator; any Originator Indemnified Party or any Third Party Service Provider retained by Originator; (iv) burglary, robbery, fraud or theft at or from any premises of Originator or any Originator Indemnified Party; (v) marketing or administration of the Loans by persons other than Lender or Lender Indemnified Parties; (vi) any claim, investigation or allegation made by any regulatory or governmental authority or agency arising from or relating to the activities of Originator; (vii) any claim that any Originator Indemnified Party allegedly or actually violated any federal or state securities laws or laws related to the formation, organization and operation of entities; (viii) a decline in the value of the ownership interests of any Originator Indemnified Party; (ix) any claims brought by any owner or employee of any Originator Indemnified Party relating to the activities of Originator; (x) adverse publicity or customer relations problems suffered by any Originator Indemnified Party unrelated to the acts of Lender or Lender Indemnified Parties, the Loan Program or Originator Program; (xi) the loss of non-Loan related business, or profits related thereto by any Originator Indemnified Party; (xii) non-monetary sanctions imposed against Originator by any court or Regulatory Authority; or (xiii) lost management time related to attending hearings and meetings with respect to matters which are the subject of indemnification under this Section 16. iii. Lender’s indemnification obligations under this Section 16.b. shall include the payment of all costs of defense, if any, including without limitation, all reasonable and necessary attorney’s fees, court costs, accounting fees, class action costs and expert fees, subject to Lender’s reimbursement rights under Section 16.c. Except as otherwise provided in this Section 16, the obligations of Lender to defend, indemnify and/or hold the Originator Indemnified Parties harmless under this Section 16 shall extend without limitation to the payment of all costs of defense for the actual or alleged omissions, negligence, gross negligence, and intentional acts of Originator, including Originator’s sole or concurrent negligence. It is contemplated that Lender’s defense obligations under this Section 16.b. might be, but shall not necessarily be, broader than its indemnification obligations hereunder c. Obligation to Refund Advanced Damages. In the event that either party hereto reimburses the other party hereto for Damages pursuant to the indemnification provisions of this Section 16, in advance of the final disposition of the underlying claim, and if it is ultimately determined by settlement or pursuant to the dispute resolution provisions hereof that such Damages directly arose out of an occurrence that did not require such indemnification under Section 16.a. or Section 16.b., as applicable, then the reimbursed party agrees to repay to the other party any such Damages for which it received advanced reimbursement to which it was not entitled hereunder. All Damages required to be repaid under this Section 16.c. shall be repaid within FIVE (5) business days following the above described ultimate determination. d. Additional Definitions. The Lender Indemnified Parties and Originator Indemnified Parties sometimes are referred to herein as the “Indemnified Parties” or individually as an “Indemnified Party,” and “Indemnifying Party” may refer to Originator or Lender, in their capacities as indemnitors hereunder. “Damages” means any and all claims, demands, liabilities, losses, penalties, fines, judgments, damages, settlements, out-of-pocket costs, and expenses (including, without limitation, legal fees, court costs, accounting fees, disbursements and class

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 18 CUSTOMERS BANK–BM TECHNOLOGIES, INC. action costs). e. Notice. An Indemnified Party promptly shall notify the Indemnifying Party, in writing, of any suit or threat of suit of which that party becomes aware which may give rise to a right to indemnification under this Agreement (but in any event within THIRTY (30) days of the discovery of such claim), and any Indemnified Party seeking indemnification hereunder promptly shall notify the Indemnifying Party, in writing, of any indemnified loss; provided, however, that the failure of an Indemnified Party alleging a right of indemnity hereunder to provide prompt notice to the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only if and to the extent that the Indemnifying Party can prove that such failure to provide prompt notice actually and materially prejudiced its rights. The Indemnified Party shall provide to the Indemnifying Party, as promptly as practicable after the delivery of such notice, all information and documentation reasonably requested by the Indemnifying Party to support and verify the claim asserted. f. Defense and Counsel. At its sole cost and expense, the Indemnifying Party may employ counsel chosen by the Indemnifying Party, provided that such counsel shall be reasonably acceptable to the Indemnified Party. The Indemnified Party shall have the right, at its own expense, to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate therein; provided, however, that the Indemnifying Party shall be responsible for reasonable attorneys’ fees and legal expenses related to the separate counsel retained by the Indemnified Party if the Indemnified Party reasonably concludes that the ability of the Indemnified Party to prevail in the defense of any claim is or will be materially improved if separate counsel represents the Indemnified Party or if separate counsel is appropriate because of legal ethics considerations. An Indemnifying Party shall not be liable for the settlement of any claim entered into without its prior written consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall not agree to a settlement of any claim that provides for any relief other than the payment of monetary damages by the Indemnifying Party without the applicable Indemnified Party’s prior written consent, which shall not be unreasonably delayed or withheld; provided that an Indemnified Party’s withholding of or delaying consent shall not be deemed unreasonable if the proposed settlement arrangement allocates liability or financial obligations directly to the Indemnified Party. If the Indemnifying Party chooses to so defend, all parties hereto shall cooperate in the defense thereof and shall furnish such records, information and testimony, and shall attend such conferences, discovery proceedings, hearings, trials and appeals as reasonably may be requested in connection therewith, all at the Indemnifying Party’s sole cost and expense. g. Joint Defense Agreement. The parties agree that, if both parties are named as defendants in the same lawsuit, arbitration or other proceeding arising out of or related to this Agreement, Originator Program and/or the Loan Program, the parties may enter into a joint defense agreement reasonably acceptable to the parties; provided, however, that any such joint defense agreement shall not preclude any party from asserting any counterclaims, cross-actions or third- party claims to which it may be entitled to assert. h. Survival. This Section 16 shall survive and shall continue to be binding on the parties notwithstanding any termination, cancellation or expiration of this Agreement.

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 19 CUSTOMERS BANK–BM TECHNOLOGIES, INC. i. Each party expressly agrees, warrants and represents that it has read the terms of this Section 16, understands same and that the terms of this Section 16 are clear, conspicuous and unequivocal. 17. Expenses. Except as expressly provided to the contrary in this Agreement, each party shall be responsible for all expenses incurred by it in the performance of its obligations under this Agreement, including any expenses incurred by it in performing its respective duties set forth in this Agreement. 18. Scope of Relationship. Originator shall refrain from entering any loan origination arrangement similar to the Program described in this Agreement with any other financial institution or lender for the term of this Agreement without Lender’s express prior written consent. Originator may not undertake any loan program similar to the Program described herein without the Lender’s express prior written consent. 19. Confidential Information. In performing their obligations pursuant to this Agreement, each party may have access to and receive disclosure of certain confidential information about the other party or parties, including, without limitation, the names and addresses of a party’s Borrowers or members, marketing plans and objectives, research and test results, and other information which is confidential and the property of the party disclosing the information (“Confidential Information”). The parties agree that the term Confidential Information shall include this Agreement, Advertising Materials, and the Program Materials, as the same may be amended and modified from time to time. Confidential Information shall not include information in the public domain or which is independently developed by any party hereto. Lender and Originator agree that Confidential Information shall be used by each party solely in the performance of its obligations under this Agreement or in connection with activities related to such performance (including without limitation activities involving the financing of the Loans by Lender). Each party shall receive Confidential Information in confidence and shall not disclose Confidential Information to any third party, except as may be permitted hereunder or under the Program Documents, or as may be necessary to perform its obligations hereunder, or as may be otherwise agreed in writing by the party furnishing the information, or as required by the Rules or any Regulatory Authority. In the event that either party (the “Restricted Party”) is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, such party will provide the other party with prompt notice of such request(s) so that the other party may seek an appropriate protective order or other appropriate remedy and/or waive the Restricted Party’s compliance with the provisions of this Agreement. In the event that the other party does not seek such a protective order or other remedy, or such protective order or other remedy is not obtained, or the other party grants a waiver hereunder, the Restricted Party may furnish that portion (and only that portion) of the Confidential Information which the Restricted Party is legally compelled to disclose and will exercise such efforts to obtain reasonable assurance that confidential treatment will be accorded any Confidential Information so furnished as a Restricted Party would reasonably exercise in assuring the confidentiality of any of its own confidential information. Notwithstanding anything herein to the contrary, nothing herein shall prohibit either party hereto from entering into agreements with any other party that include materials that may or may not be substantially similar to the Program Materials. Upon request or upon any expiration or termination of this Agreement, subject to retention requirements, each party shall return to the other party or destroy (as the latter

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 20 CUSTOMERS BANK–BM TECHNOLOGIES, INC. may instruct) all of the latter’s Confidential information in the former’s possession which is in any written or other recorded form, including data stored in any computer medium; provided, however, that a party hereto may retain the Confidential Information of the other party (but subject to the requirements of this Section 19) to the extent that such party needs access to such information to continue to perform any of its obligations hereunder or to broker or service Loans or otherwise perform obligations owed by such party to the other party. 20. Regulatory Examinations. Each party agrees to submit to any examination which may be required by any Regulatory Authority with audit and examination authority over the other party, to the fullest extent that such Regulatory Authority may require and to the fullest extent provided by law. Lender (either directly or by the use of accountants or other agents or representatives) may audit, inspect, and review Originator’s files, records, and books with respect to the Loans and compliance with the Originator Program. Originator (either directly or by the use of accountants or other agents or representatives) may audit, inspect, and review Lender’s files, records, and books with respect to the Loans and compliance with the Loan Program. 21. Relationship of Parties; No Authority to Bind. Lender and Originator agree that (a) Lender and Originator are independent contractors except as provided in this Agreement (b) except that Lender shall be the exclusive owner of all Loans and Loan Documents, (c) no Lender employees shall work in Originator offices (except for Lender auditors who may examine Originator’s practices from time to time for compliance), and (d) other than as may be necessary to generally effectuate Originator’s performance of its duties under this Agreement, Lender shall exercise no authority or control over Originator’s employees or methods of operation. Nothing in this Agreement or in the working relationship established and developed hereunder shall be deemed or is intended to be deemed, nor shall it cause, Lender and Originator to be treated as partners, joint venturers, joint associates for profit. Neither party shall have any authority to bind the other party to any agreement except to the extent expressly permitted herein. Except as expressly set forth in this Agreement to the contrary, no actions or failure to act by one party on the part of the other party hereto shall be construed to imply the existence of any authority not expressly granted herein. Except as expressly provided herein, Originator is not authorized to, and shall not (i) make or amend any contract, incur any debt or liability, or extend any credit or enter into any obligation on behalf of Lender; (ii) modify or amend any document, disclosure, instrument, promissory note, or security agreement evidencing or relating to a Loan (individually, a “Loan Document” and collectively, the “Loan Documents”), or extend the time for making any payment which may become due under any Loan; or (iii) waive any of Lender’s rights or privileges under any Loan, Loan Document or other agreement made by Lender. Originator understands and agrees that Originator’s name shall not appear on any Loan Document as the maker of a Loan and that Originator shall not have any participation in the credit decision to make or provide a Loan, a Loan renewal or a Loan refinance or any participation in any act pertaining to the funding of a Loan, a Loan renewal or a Loan refinance. Originator shall refer to Lender any inquiries concerning the accuracy, interpretation, or legal effect of any Loan Document. Originator shall not negotiate the terms of any Loan Document on behalf of Lender. Lender shall be deemed to have received and reviewed the Loan Documents and supporting materials only after the Loan Documents and materials have been previously received at Lender’s offices or if designated by Lender, by Third Party Service Provider. Originator shall not represent to anyone that Originator has the authority or power to do any of the foregoing and shall make no representations concerning Lender’s transactions except as expressly authorized in writing. Lender shall not have any

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 21 CUSTOMERS BANK–BM TECHNOLOGIES, INC. authority or control over any of the property interests or employees of Originator, nor shall Lender have any authority or control over any of the property interests or employees of those affiliates of Originator that own and operate locations, if any, at which Applicants or other potential Borrowers are offered the opportunity to complete and submit applications for Loans. As used herein, the term “Loan Documents” shall not include any agreements that Originator or any affiliate of Originator may enter into directly with any party that governs the agreement of Originator or an affiliate of Originator to attempt to broker a Loan on behalf of any Borrower or any party who applies for, but is denied, a Loan. In each and every instance, the acts that this Agreement authorizes Originator to perform for or on Lender’s behalf shall solely constitute Originator a special, limited agent of Lender to perform the duties and services set forth herein. In no event may Originator act as Lender’s general agent or represent to others that it may act as Lender’s general agent. In the event that either party reasonably determines that any provision of this Agreement requires an act that applicable Rules disallow in order for Originator and Lender to operate lawfully, or otherwise causes a material risk of violating applicable Rules, then the parties shall promptly and in good faith attempt to agree to a modification so as to reduce or eliminate such risk of not conforming to applicable Rules. 22. Governing Law; Arbitration; Consent to Jurisdiction. This Agreement shall be construed and performed in accordance with the laws of the State of Pennsylvania, without reference to Pennsylvania choice of law or conflicts rules. At the request of either party, any dispute between the parties relating to this Agreement shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association, provided, however, that a party seeking specific performance hereunder pursuant to Section 29 below may pursue such remedy in court. Unless otherwise agreed to by both parties, the location for any arbitration proceedings concerning this Agreement shall be in Berks County, Pennsylvania. In the event that a party hereto initiates a lawsuit in court concerning an arbitrable claim, controversy or dispute, such party shall pay the other party for the costs, including attorneys’ fees that the other party incurs to obtain an order from the court to stay or dismiss the lawsuit or otherwise compel arbitration. The arbitrator shall be authorized to award such relief as is allowed by law. Except as provided below, each party shall be responsible for its own attorneys’ fees incurred during the course of the arbitration, as well as the costs of any witnesses or other evidence such party produces or causes to be produced. The award of the arbitrator shall include findings of fact and conclusions of law. Except as required by law, such award shall be kept confidential, and shall be final, binding, and conclusive on the parties. Judgment on the award may be entered by any court of competent jurisdiction. The prevailing party in the resolution of any dispute (“Dispute Resolution”) concerning this Agreement, any provision hereof or any actual or alleged breach shall be entitled to its reasonable attorneys’ fees, including investigation and costs of discovery, and other costs connected with such Dispute Resolution, in addition to all other recovery or relief. The prevailing party shall be that party receiving substantially the relief sought or successfully defending substantially the position maintained in the Dispute Resolution, whether or not brought to final award or judgment. The parties agree that in the event of any litigation hereunder, the exclusive venue and place of jurisdiction for such litigation shall be in the state courts or the federal district courts situated in Berks County, Pennsylvania and each party hereto specifically consents and submits to the personal jurisdiction of such courts. 23. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 22 CUSTOMERS BANK–BM TECHNOLOGIES, INC. be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. 24. Force Majeure. A “Force Majeure Event” as used in this Agreement shall mean an unanticipated event that is not reasonably within the control of the affected party or its subcontractors (including, but not limited to, acts of God, acts of regulatory and governmental authorities, pandemics (as declared by the World Health Organization), strikes, war, riot and any other causes of such nature), and which by exercise of reasonable due diligence, such affected party or its subcontractors could not reasonably have been expected to avoid, overcome or obtain, or cause to be obtained, a commercially reasonable substitute therefore, If any party is unable to carry out the whole or any part of its obligations under this Agreement by reason of a Force Majeure Event, then the performance of the obligations under this Agreement of such party as they are affected by such cause shall be excused during the continuance of the inability so caused, except that should such inability not be remedied within THIRTY (30) days after the date of such cause, the Party not so affected may at any time after the expiration of such THIRTY (30) day period, during the continuance of such inability, terminate this Agreement on giving written notice to the other Party. To the extent that the Party not affected by a Force Majeure Event is unable to carry out the whole or any part of its obligations under this Agreement because a prerequisite obligation of the Party so affected has not been performed, the Party not affected by a Force Majeure Event also is excused from such performance during such period. If a party’s performance hereunder is rendered illegal or materially adversely affected by reason of changes in applicable Rules, or if a party is advised in writing by any Regulatory Authority having or asserting jurisdiction over Lender, Originator or the Loans, respectively, that the performance of its obligations under this Agreement is or may be unlawful, then the party unable to perform, or whose performance has been rendered illegal or who has been so advised by a Regulatory Authority, may terminate this Agreement by giving written notice at least ONE HUNDRED EIGHTY (180) days in advance of termination to the other party, unless such changes in the Rules or communication from such Regulatory Authority require earlier termination, in which case termination shall be effective upon such earlier required date. No Party shall be relieved of its obligations hereunder if its failure of performance is due to removable or remediable causes which such party fails to remove or remedy using commercially reasonable efforts within a reasonable time period. Either party rendered unable to fulfill any of its obligations under this Agreement by reason of a Force Majeure Event shall give prompt notice of such fact to the other party, followed by written confirmation of notice, and shall exercise due diligence to remove such inability with all reasonable dispatch. 25. Successors and Third Parties. This Agreement and the rights and obligations hereunder shall bind and inure to the benefit of the parties hereto and their successors and assigns. Except as expressly provided herein with respect to Third Party Service Providers, the obligations, rights and benefits hereunder are specific to the parties hereto and shall not be delegated or assigned without the prior written consent of the other party, which shall not be unreasonably withheld. As a condition to an assignment of any obligations, rights or benefits hereunder, the

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 23 CUSTOMERS BANK–BM TECHNOLOGIES, INC. assignee of such rights and benefits must agree to be bound by the terms of this Agreement pursuant to an assignment document executed by such assignee, in form and substance reasonably satisfactory to both Lender and Originator. Nothing in this Agreement is intended to create or grant any right, privilege, or other benefit to or for any person or entity other than the parties hereto. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge that Lender can freely assign its rights with respect to the Loans and the Loan Documents without Originator’s prior written consent. 26. Notices. All notices, requests, and approvals required or permitted by this Agreement shall be in writing and addressed/directed to the other party at the address/facsimile number below or at such other address of which the notifying party hereafter receives notice in conformity with this Section 26. All such notices, requests, and approvals shall be deemed given upon the earlier of facsimile transmission or actual receipt thereof: To Lender: CUSTOMERS BANK 701 Reading Avenue West Reading, PA 19611 Attention: Michael DeTommaso E-mail: mdetommaso@customersbank.com with a copy to: CHAPMAN AND CUTLER LLP 1717 Rhode Island Avenue, NW Washington, DC 20036 Attention: Tobias P. Moon E-mail: tmoon@chapman.com To Originator: BM TECHNOLOGIES, INC. 201 King of Prussia Rd Suite 350 Radnor, PA 19087 Attention: Legal Department Email: with a copy to: BM TECHNOLOGIES, INC. 201 King of Prussia Rd Suite 350 Radnor, PA 19087 Attention: Chief Operating Officer Email: rdiegel@bmtx.com 27. Waiver. Neither party hereto shall be deemed to have waived any of its rights, powers or remedies hereunder except in an express writing signed by an authorized agent or

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 24 CUSTOMERS BANK–BM TECHNOLOGIES, INC. representative of the party to be charged with such waiver. 28. Counterparts. This Agreement may be executed and delivered by the parties hereto in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Delivery of a signature hereto by facsimile transmission or by e-mail transmission of an Adobe portable digital file (PDF) shall be as effective as delivery of a manually executed counterpart hereof, and any such facsimile or PDF signature shall be treated as an original signature hereto. 29. Specific Performance. Certain rights which are subject to this Agreement are unique and are of such a nature as to be inherently difficult or impossible to value monetarily. In the event of a breach of this Agreement by either party hereto, an action at law for damages or other remedies at law would be inadequate to protect the unique rights and interests of the parties. Accordingly, the terms of this Agreement shall be enforceable in a court of equity by a decree of specific performance or injunction. Such remedies shall, however, be cumulative and not be exclusive and shall be in addition to any other remedy which the parties may have. 30. Further Assurances. From time to time, the parties will execute and deliver to the other such additional documents and will provide such additional information as either may reasonably require carrying out the terms of this Agreement. REMAINDER OF PAGE INTENTIONALLY INCOMPLETE NOTICE OF FINAL AGREEMENT THIS AGREEMENT, AND THE DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND MAY BE AMENDED OR MODIFIED ONLY BY A WRITING SIGNED BY DULY AUTHORIZED REPRESENTATIVES OF EACH PARTY AND DATED SUBSEQUENT TO THE DATE HEREOF. THIS AGREEMENT SHALL SUPERSEDE AND MERGE ALL PRIOR COMMUNICATIONS, REPRESENTATIONS, OR AGREEMENTS, EITHER ORAL OR WRITTEN, BETWEEN THE PARTIES HERETO WITH RESPECT TO THE LOAN PROGRAM AND ORIGINATOR PROGRAM, EXCEPT WHERE SURVIVAL OF PRIOR WRITTEN AGREEMENTS IS EXPRESSLY PROVIDED FOR HEREIN. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. REMAINDER OF PAGE LEFT INTENTIONALLY INCOMPLETE

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 25 CUSTOMERS BANK–BM TECHNOLOGIES, INC. IN WITNESS WHEREOF, this Agreement is executed by the authorized officers and representatives and of the parties shall be effective as of the Effective Date. LENDER: I CUSTOMERS BANK By: Name: Title: 1 * A 1 ORIGINATOR: BM TECHNOLIGIES, INC. By: Name: Title: Fryc, Robert Digitally signed by Fryc, Robert Date: 2022.04.22 16:36:26 -04'00'

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 26 CUSTOMERS BANK–BM TECHNOLOGIES, INC. EXHIBIT “A” 1. ORIGINATOR COMPLAINT RESPONSES. A. The final written response to any Originator-Focused Complaint shall be maintained in such a manner that any Loan relating to such Originator-Focused Complaint can be promptly identified. With respect to each Escalated Complaint in which Lender is named, Originator shall forward each proposed response to Lender for review at least THREE (3) business days prior to the deadline for responding to the person or entity that made such Escalated Complaint. Lender shall have THREE (3) business days from receipt of Originator’s proposed response to mutually agree upon each such proposed response with Originator. If Lender and Originator cannot mutually agree upon a response to such Escalated Complaint within THREE (3) business days, then Originator may send the response to such Escalated Complaint in such form, and at such time as it deems necessary or appropriate. Without limiting any other obligations of Originator to provide responses to Originator-Focused Complaints as provided herein, upon Lender’s request, Originator shall provide Lender with electronic copies of all final written responses to Originator-Focused Complaints. With respect to Escalated Complaints received directly by Lender, upon request, Originator shall timely (a) assemble all required documentation; and (b) conduct a thorough investigation to assist Lender in crafting a response to every issue identified in such Escalated Complaint.

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 27 CUSTOMERS BANK–BM TECHNOLOGIES, INC. EXHIBIT “B” 1. SECURITY. A. Security Breach. Both parties acknowledge the confidential and proprietary nature of the Confidential Information and shall immediately notify the non-breached party in writing of any breach or potential breach of security, or suspected or threatened breach, relating to any of Confidential Information of which it becomes aware (a “Security Incident”). Notification provided to non-breached party shall include, if known, and to breached party’s knowledge as of the time of notice: (i) the general circumstances and extent of any unauthorized access to Confidential Information or intrusion into the computer systems or facilities on or in which Confidential Information is maintained; (ii) which, if any, categories of Confidential Information were involved; (iii) breached party’s plans for corrective actions, to respond to the Security Incident; (iv) the identities of all individuals (including any Borrowers) whose Confidential Information was affected; and (v) steps taken to secure the data and preserve information for any necessary investigation. The notification required to be delivered to non-breached party shall be delivered promptly after breached party learns of any such actual, suspected or threatened Security Incident. The breached party shall not unreasonably delay its notification to non-breached party for any reason, including investigation purposes. The breached party shall, at its own expense, cooperate fully with non-breached party in investigating and responding to each successful or attempted Security Incident. B. Additional Procedures in the Event of a Security Incident. Breached party shall also, at its own expense, cooperate with non- breached party in responding to the Security Incident, notifying Borrowers or other affected individuals as required by law, and seeking injunctive or other equitable relief against any such person or persons who have violated or attempted to violate the security of Confidential Information. In the event that Applicable Law requires that Applicants and Borrowers or other affected persons be notified of a Security Incident, and Applicable Law does not establish whether such notice must come from Lender or Originator, Lender shall have the discretion of determining whether such notice shall come from Lender or Originator. In any event, the content, timing, and other details of such notice shall be subject to both party’s approval within a reasonable time period. Breached party shall be responsible for reimbursing non-breached party for the costs of such notifications and fielding feedback and questions from those notified, and any other associated costs that non-breached party may incur in connection with responding to or managing a Security Incident (for example, without limitation, costs of credit monitoring services, call center services and forensics services, fines imposed by regulatory agencies resulting from the Security Incident and costs associated with investigating and responding to investigations and inquiries related to a Security Incident from federal and state agencies and others, including legal fees). C. Additional Procedures for the identification of possible instances of identity theft. Originator acknowledges that Lender has certain regulatory obligations to identify patterns, practices, and specific forms of activity that indicate the possible existence of identity theft (defined as fraud committed using the identifying information of another person). Originator, to the extent that it holds or otherwise has access to Customer Information, agrees to establish, maintain and update reasonably effective policies and procedures to detect, prevent, and mitigate

SPECIAL LIMITED AGENCY AGREEMENT–PAGE 28 CUSTOMERS BANK–BM TECHNOLOGIES, INC. the risk of identity theft, and to promptly, and in no event later than twenty-four (24) hours after Originator learns of it, notify and report to Lender, any instances where Originator detects potential identity theft in the course of its duties pursuant to this Agreement. Originator further agrees to immediately report to Lender any confirmed instances of identity theft. In furtherance thereof, Originator agrees to be guided by the examples of identity theft “Red Flags” (defined as a pattern, practice, or specific activity that indicates the possible existence of identity theft) set forth in Supplement A to Appendix J to 12 CFR Part 41. Upon request by Lender, Originator agrees to confirm in writing and, when specified, demonstrate to Lender its compliance with the requirements of this Section 1. D. Information Security. Both parties will maintain and enforce safety, electronic, and physical security procedures with respect to its access, use, and possession of Confidential Information that are compliant with National Institute of Standards and Technology (NIST) standards which provide appropriate technical and organizational safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of such information. Originator will periodically test its systems for potential areas where security could be breached. Without in any way limiting the provisions of Section 1(A) or 1(B) of this Exhibit , Originator (a) will deliver to Lender a root cause assessment and future incident mitigation plan with regard to any breach of security or unauthorized access affecting Lender’s Confidential Information, (b) will provide Lender all written details regarding Originator’s internal investigation regarding any security breach, (c) upon Lender’s request, provide a second more in-depth investigation and results of findings, (d) agrees not to notify any regulatory authority nor any Borrower or consumer, on behalf of Lender unless Lender specifically requests in writing that Originator do so, and (e) shall cooperate with Lender to work together to formulate a plan to rectify all security breaches. 2. INTERNAL CONTROLS. Both parties shall maintain internal control policies and procedures to ensure its compliance with this Agreement and all Applicable Laws.